O-CAPI-SUP-122719

Summary and Statutory Prospectus Supplement dated December 27, 2019

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:

Invesco Oppenheimer Capital Income Fund

This supplement amends the Summary and Statutory Prospectuses of the above referenced fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

At meetings held December 9-11, 2019, the Board of Trustees of Invesco Oppenheimer Capital Income Fund (the “Target Fund”), a series portfolio of AIM Investment Funds (Invesco Investment Funds) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all or substantially all of its assets and liabilities to Invesco Multi-Asset Income Fund (the “Acquiring Fund”), a series portfolio of AIM Investment Funds (Invesco Investment Funds) in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the corresponding Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.

A combined Information Statement/Prospectus will be sent to shareholders of the Target Fund which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement. Shareholders of the Target Fund do not need to approve the reorganization.

It is currently anticipated that the Target Fund will close to new investors approximately two business days prior to the closing date of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in the Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. The Acquiring Fund will remain open for purchase during this period.

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O-CAPI-SUP-122719